Exhibit 99.3

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-73227, No. 333-96483, No. 333-30096, No. 333-46204 and No. 333-114039) of Modem Media, Inc. of our report dated March 3, 2004, except for the second paragraph of Note 1, as to which the date is July 14, 2004, relating to the financial statements, of Modem Media, Inc. as of December 31, 2003 and 2002 and for each of the three years in the period ended December 31, 2003, which appears in the Current Report on Form 8-K of Modem Media, Inc. dated August 4, 2004.

PRICEWATERHOUSECOOPERS LLP

Stamford, Connecticut

August 4, 2004